Exhibit 10.45

EXECUTION COPY

AMENDMENT NO. 1

This AMENDMENT NO. 1, CONSENT AND RELEASE (this “Amendment No. 1 to Credit Agreement”) dated as of May 26, 2016, by and among GRUBHUB HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”); GRUBHUB INC., a corporation organized and existing under the laws of the State of Delaware (the “Parent”); CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America (the “Administrative Agent”), and the lenders party hereto, with respect to the Credit Agreement, dated as of April 29, 2016 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of this Amendment No. 1 to Credit Agreement, the “Credit Agreement”), among the Borrower, the Parent, the Lenders party thereto (the “Lenders”), and the Administrative Agent, and this AMENDMENT NO. 1 (“Amendment No. 1 to Security Agreement”), dated as of May 26, 2016, by and among the Loan Parties (as defined in the Credit Agreement), the Administrative Agent and the lenders party hereto, to the Security Agreement, dated as of April 29, 2016 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of this Amendment No. 1 to Security Agreement, the “Security Agreement”), by and among the Loan Parties and the Administrative Agent.  The Amendment No. 1 to Credit Agreement and Amendment No. 1 to Security Agreement are collectively referred to herein as this “Amendment No. 1”).

The Borrower and the Parent have requested the Required Lenders and the Administrative Agent agree to: (a) certain amendments to the Credit Agreement, (b) the release of certain Collateral and (c) consent to labite.com, inc. having a period of thirty (30) days after the date on which it becomes a Loan Party to file its 2014 California state tax return, and the Loan Parties have requested that the Required Lenders agree to certain amendments to the Security Agreement.

Section 1Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2Amendments to Credit Agreement.  As of the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”), and references in the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby.

(b)Amendment of Section 7.1.8.  The first paragraph of Section 7.1.8 of the Credit Agreement is hereby amended to read it its entirety as follows:

“7.1.8 Future Subsidiaries. Upon any Person becoming, from and after the Effective Date, either a direct or indirect Subsidiary of any Loan Party, or upon any Loan Party acquiring additional Equity Interests of any existing Subsidiary, the Borrower shall notify the Administrative Agent of such transaction and, within thirty (30) days of the date such transaction is consummated (or such later date as may from time to time be approved by the Administrative Agent in its sole discretion):”

(c)Replacement of Schedule IV.  Schedule IV of the Credit Agreement shall be replaced in its entirety with the corresponding schedule attached as Schedule A to this Amendment No. 1.

Section 3Amendments to Security Agreement.  As of the Amendment Effective Date, the Security Agreement shall be amended as follows:

(a)References Generally.  References in the Security Agreement (including references to the Security Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”), and references in the other Loan Documents to the “Security Agreement” shall be deemed to be references to the Security Agreement as amended hereby.

(b)Amendment of Section 4.9(c)(i).  Section 4.9(c)(i) of the Security Agreement is hereby amended by replacing “$2,000,000” with “$10,000,000”.

Section 4Limited Consent.  Pursuant to Section 6.11(a) of the Credit Agreement the Borrower and the Parent each represent that each Loan Party and each of its Subsidiaries has timely filed all income Tax and other material Tax returns and reports required by Law to have been filed by it, which Tax returns and reports are true and complete in all material respects.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the Required Lenders hereby consent to labite.com, inc., a corporation acquired by the Borrower on May 5, 2016, having a period of no more than thirty (30) days from the date on which it becomes a Loan Party to file its 2014 California state tax return; provided, that the failure of labite.com, inc. to file such 2014 California state tax return on or prior to such date shall constitute an immediate Event of Default.

Section 5.1Release.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the Required Lenders hereby release, without any representation, recourse or undertaking by the Administrative Agent or the Lenders, any and all liens and interests in Mealport USA LLC’s right title and interest in, to and under the following accounts, held at Bank of America, N.A. (together, the “Released Accounts”), and agree that, solely with respect to such Released Accounts (and not with respect to any other Accounts set forth in Part I of Item 7.1.10 of the Disclosure Schedule), the Borrower is released from its obligations under Section 7.1.10(a) of the Credit Agreement:

(a)Account number [ ]; provided, that, for the avoidance of doubt, funds held in such account shall reduce the aggregate daily balances the Loan Parties are permitted to hold in accounts not subject to control agreements pursuant to Section 4.9(c)(i) of the Security Agreement;

(b)Account number [ ], which has been identified as a payroll account and is thereby excluded from the Collateral pursuant to Section 2.1(t)(ii) of the Security Agreement; and

(c)Account number [ ], which account the Administrative Agent has received written evidence has been closed, prior to the date hereof.

Section 5.2Remaining Collateral. The Collateral other than the Released Accounts remains (and, following the foregoing release in respect of the Released Accounts, shall remain) in full force and effect.

Section 6Conditions of Effectiveness.  This Amendment No. 1 shall become effective as of the date upon which each of the following conditions precedent have been satisfied (the “Amendment Effective Date”):

(a)Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by each Loan Party and the Required Lenders.

(b)Administrative Agent’s Fees, Expenses, etc.  The reasonable fees and out of pocket expenses of Reed Smith, LLP, legal counsel to the Administrative Agent shall have been received, to the extent invoiced pursuant to Section 10.3 of the Credit Agreement.

(c)Certificate of the Loan Parties.  The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and duly executed by an authorized officer of each of the Loan Parties, certifying:

(i)as of the Amendment Effective Date, after giving effect to this Amendment No. 1, the representations and warranties set forth in Article VI and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made; provided, that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date; and (B) shall be true and correct in all respects if they are qualified by a materiality standard; and

(ii)no Default or Event of Default shall have then occurred and be continuing.

(d)Required Consents and Approvals.  All required consents and approvals shall have been obtained and be in full force and effect with respect to the transactions contemplated hereby and from (a) all relevant Governmental Authorities; and (b) any other Person whose consent or approval the Administrative Agent deems necessary or appropriate to effect the transactions contemplated hereby.

(e)Consent and Reaffirmation.  The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors.

Section 7Representations and Warranties of the Loan Parties.  This Amendment No. 1 constitutes, and each other Loan Document executed by the Parent, the Borrower and each other Loan Party will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Parent, the Borrower and each other relevant Loan Party enforceable in accordance with their respective terms, subject in each case to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

Section 8Loan Documents.  Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect.  This Amendment No. 1 to Credit Agreement is a Loan Document executed under the Credit Agreement and shall be construed in accordance with the Credit Agreement and this Amendment No. 1 to Security Agreement is a Loan Document executed under the Security Agreement and shall be construed in accordance with the SecurityAgreement.

Section 9Retroactive Effect.  The undersigned agree that upon the Amendment Effective Date, Sections 2 and 3 of this Amendment No. 1 shall be retroactively effective as of the Effective Date.

Section 10Miscellaneous.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AMENDMENT NO. 1 AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 AND THE TRANSACTIONS CONTEMPLATED HEREBY AND UNDER ANY LOAN DOCUMENT SHALL EACH BE GOVERNED BY, AND EACH BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  THIS AMENDMENT NO. 1 AND EACH OTHER LOAN DOCUMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Section 11Jurisdiction; Etc.

THE PARENT AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT

COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AMENDMENT NO. 1 OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT AGAINST THE PARENT AND THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  THE PARENT AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.  THE PARENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  TO THE EXTENT THAT THE PARENT AND THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PARENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT NO. 1 AND THE OTHER LOAN DOCUMENTS.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LOAN PARTIES:

GRUBHUB INC.

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

GRUBHUB HOLDINGS INC.

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

SLICK CITY MEDIA, INC.

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

HOMECOOKED FACTORY LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

DININGIN LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

RESTAURANTS ON THE RUN, LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page – Amendment No. 1]

MEALPORT USA LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT DEN, LLC

By: MEALPORT USA LLC, sole member

By: GRUBHUB HOLDINGS INC., the sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT PDX, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT SAN LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page – Amendment No .1]

MEALPORT EUG LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT ABQ, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT ELP, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT LAS LLC

By: MEALPORT USA LLC, sole member

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	/s/ Matthew Maloney Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page – Amendment No .1]

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,

as the Administrative Agent

By: _/s/ Bill Allen___________________

Name: Bill Allen
Title: Senior Vice President

[Signature Page – Amendment No .1]

LENDERS:

CITIBANK, N.A. By: _/s/ Bill Allen_______________________ Name: Bill Allen Title: Senior Vice President/Team Leader
BMO HARRIS BANK, N.A. By: _/s/ Sean Lightner____________________ Name: Sean Lightner Title: Vice President
BANK OF AMERICA, N.A. By: _/s/ Casey Klepsch__________________ Name: Casey Klepsch Title: Assistant Vice President
BANK OF THE WEST By: /s/ David Wang_____________________ Name: David Wang Title: Director
THE PRIVATEBANK AND TRUST COMPANY By: _/s/ John B. Hoesley __________________ Name: John B. Hoesley Title: Managing Director
SCHAUMBURG BANK & TRUST CO., N.A. By: _/s/ Jon Swanson____________________ Name: Jon Swanson Title: Vice President

Schedule A

Exhibit A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 with respect to (a) that certain Credit Agreement dated as of April 29, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among GRUBHUB HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”); GRUBHUB INC., a corporation organized and existing under the laws of the State of Delaware (the “Parent”); the lenders party thereto (the “Lenders”); and CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America (the “Administrative Agent”); and (b) that certain Security Agreement (as defined in the Credit Agreement) which Amendment No. 1 is dated as of May 26, 2016 and is by and among the Borrower, the Parent and each of the other Loan Parties, the lenders party thereto and the Administrative Agent (“Amendment No. 1”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any other Lender Party, each of the undersigned consents to Amendment No. 1 and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  The undersigned agree that upon the Amendment Effective Date this Consent and Reaffirmation shall be retroactively effective as of the Effective Date.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by Amendment No. 1 and all references to the Security Agreement contained in the above-referenced documents shall be a reference to the Security Agreement as so modified by Amendment No. 1 and in each case  as the same may from time to time hereafter be amended, restated, amended and restated, supplemented or otherwise modified.

Dated May 26, 2016

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Reaffirmation to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRUBHUB INC.

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

SLICK CITY MEDIA, INC.

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

HOMECOOKED FACTORY LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

DININGIN LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

RESTAURANTS ON THE RUN, LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT USA LLC

By: GRUBHUB HOLDINGS INC., sole member

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page - Consent and Reaffirmation]

MEALPORT DEN, LLC

By: MEALPORT USA LLC, sole member

By: GRUBHUB HOLDINGS INC., the sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT PDX, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT SAN LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT EUG LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page – Consent and Reaffirmation]

MEALPORT ABQ, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT ELP, LLC

By: MEALPORT USA LLC, sole manager

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

MEALPORT LAS LLC

By: MEALPORT USA LLC, sole member

By: GRUBHUB HOLDINGS INC., sole member of MEALPORT USA LLC

By:	Name: Matthew Maloney Title: Chief Executive Officer and President

[Signature Page – Consent and Reaffirmation]